TEMPLETON RUSSIA FUND

[Photo of J. Mark Mobius, Ph.D.]

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to emerging markets. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $10 billion in emerging markets investments for the Templeton Group of Funds.

YOUR FUND'S OBJECTIVE:

The Templeton Russia Fund seeks long-term capital appreciation through equity investments in "Russia companies."

November 15, 1996
Dear Shareholder:

We are pleased to bring you the second semi-annual report for the Templeton Russia Fund which covers the six months ended September 30, 1996. Some Russian equity prices rose phenomenally during this period mainly, we believe, as a result of improving economic fundamentals and increased investor confidence following Boris Yeltsin's re-election as Russian President. The Russian market has been one of the most volatile of all emerging markets this year, and prices of many Russian stocks increased as much as 300%. Within this environment, your Fund posted a remarkable six-month total return of 51.21% in market-price terms, as shown in the Performance

TEMPLETON RUSSIA FUND
PORTFOLIO BREAKDOWN ON 9/30/96
BASED ON TOTAL NET ASSETS

Utilities - Electric & Gas              30.1%

Energy Sources                          20.0%

Telecommunications                      14.8%

Merchandising                            4.3%

Metals & Mining                          4.0%

Other Stocks                             2.4%

Short-Term Obligations &
Other Net Assets                        24.4%

Summary on page 5. Based on the change in actual net asset value, the six-month total return was 69.07%.

Russia's economic situation improved greatly in many respects during this period. After the fall of communism several years ago, the economy suffered from declining gross domestic product (GDP) and rampant inflation. However, inflation fell to an annualized rate of approximately 1% in June, while GDP declined only slightly during the reporting period. It is likely that in the past, official figures underestimated the economy's strength because they ignored the "gray economy" -- the unregistered service sector -- which is believed by many to have been expanding. In our opinion, if this sector had been included, figures might show the Russian economy may actually have grown during the last two years. Also on the positive side, year-to-date statistics indicate that Russia may be running a healthy current account surplus on its balance of payments.

There are, of course, potential pitfalls facing the Russian market and investing in Russia involves a high degree of risk. The country's budget deficit will probably exceed the planned target of 3.6% of GDP. President Yeltsin's health problems pose a risk to the political and economic stability of the country. And the stock market's fragile regulatory environment was demonstrated by the recent downgrading of the Russian Federation Commission on Securities and the Capital Market (FCS). This would have diluted the FCS' powers to establish new regulations and to enforce existing ones. Fortunately, the decision was later reversed.

 TEMPLETON RUSSIA FUND
 Top Ten Holdings as of 9/30/96
 As a Percentage of Total Net Assets

   Company                                % of Total
   Industry                               Net Assets
   Mosenergo
   Utilities - Electric & Gas               13.4%

   Rostelekom
   Telecommunications                       12.7%

   Unified Energy System
   Energy Sources                            8.7%

   Lukoil Holdings
   Multi-Industry                            8.2%

   Irkutskenergo
   Utilities - Electric & Gas                7.7%

   GUM Trade House,
   Merchandising                             4.3%

   Chernogorneft
   Energy Sources                            3.6%

   Purneftegaz
   Energy Sources                            3.2%

   Komineft
   Energy Sources                            2.2%

   Krasnoyarsk Aluminum Plant
   Metals & Mining                           2.1%


For a complete list of portfolio holdings, please see page 9 of this report.

We used the positive economic and political environment of the last six months to increase our exposure to equities, from 57.8% of total net assets on March 31, 1996 to 75.6% on September 30, 1996. A number of stocks in the Fund's portfolio generated outstanding returns during this period. When measured in U.S. dollars, share prices of oil conglomerate Lukoil Holdings nearly doubled, and prices of Mosenergo, an electricity generation and distribution company in the Moscow area, more than tripled. Shares of Lenenergo, an energy company in St. Petersburg and the Fund's top performer, increased by more than 500%.

We must stress that returns of this magnitude should not be expected in future periods. In fact, we could see a sharp downturn in Russian equity prices in the short term. However, over the long term, we believe there is potential for continued expansion of the country's equity market. Russia possesses some of the largest reserves of natural resources in the world and has 150 million consumers and a generally well-trained, inexpensive workforce. And, in our opinion, undervalued Russian stocks can still be found, even after the recent gains in the equity market.

This discussion reflects the strategies we employed for the Fund during the six-month period, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

Of course, investing in any emerging market, including Russia, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped system of share transfer, registration, and custody, and the pervasiveness of corruption and crime in the Russian economic system.

Thank you for investing in the Templeton Russia Fund. We appreciate your support and welcome your comments.

PERFORMANCE SUMMARY

In market-price terms, the Templeton Russia Fund produced a total return of 51.21% for the six months ended September 30, 1996. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 69.07% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, shareholders received dividend income of 9.0 cents ($0.09) per share. The Fund's closing price on the New York Stock Exchange
(NYSE) increased by $6.875, from $13.625 on March 31, 1996 to $20.50 on September 30, 1996, while the Fund's net asset value increased by $7.71, from $11.30 to $19.01. Past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

TEMPLETON RUSSIA FUND
Cumulative Total Returns
Periods Ended 9/30/96

                                          Since
                                          Inception
                               One-Year   (6/15/95)



Cumulative Total Return(1)
  Based on change in
  net asset value                51.05%     28.17%

  Based on change in
  market price                   32.50%     41.56%

Average Annual Total Return(2)
  Based on change in
  net asset value                51.05%     21.12%

  Based on change in
  market price                   32.50%     39.30%


1. Cumulative total returns represent the change in value of an investment over the periods indicated.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividend and capital gains distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. The Investment Manager has agreed to reduce its fee by one-half during the fiscal quarter following the fiscal period ended September 30, 1995 and any of the succeeding eight full quarters in which the average closing price of the Fund's shares on the New York Stock Exchange is less than the $15.00 initial offering price. This fee reduction was in effect for the period from October 1, 1995 through June 30, 1996. Without these reductions, the Fund's total return would have been lower during periods when the Investment Manager reduced its fee. Past performance is not predictive of future results.

THE FOLLOWING LETTER WAS WRITTEN BY DR. MOBIUS AFTER A RECENT TRIP TO RUSSIA.

We arrived in Russia after a two-week trip to India. Our Russian trip spanned the length and breadth of this great nation, which includes almost half the world's 24 time zones. Our itinerary took us from Moscow to Murmansk, near the Finnish and Norwegian border on the Barents Sea. From Murmansk we flew south to St. Petersburg, then to Sochi, where such authors as Pushkin and Lermontov were exiled during the time of the tsars. From Sochi, we flew to Anapa, then drove to Novorossijsk. The one-hour drive was comfortable, as the climate was pleasant and warm, and the roads were in excellent condition.

In Novorossijsk, we visited the Novorossijsk Sea Shipping Company (NovoShip). NovoShip is one of three prosperous companies in Novorossijsk: NovoShip, NovoCement and NovoPort. Established in 1967, NovoShip is an offshoot of Baltic Shipping, which came into being in 1845. During the Communist era, the company specialized in transporting bulk cargo, but after being privatized, it started to ship general cargo, which tends to produce higher profit margins. Although the nearest container terminal to Novorossijsk is in Odessa, NovoShip plans to containerize its operations. For this purpose, a railway link with Odessa is being built.

From Novorossijsk, we headed north to Nizhnevartovsk in the heart of the Russian oil country, but because the airport landing lights were not working, we flew to Yekaterinburg. There, we stayed at a hotel where the hot water taps were out of order, forcing us to shower in the basement. We arrived at the Nizhnevartovsk airport the next day, intending to visit the Megionneftegas Company. Our guide told us that it would take only 15 minutes to drive from the airport to the company's plant. Three and a half hours later, battered and bruised from the jolts we received on the treacherous roads, we returned to the airport -- without finding Megionneftegas. Although the driver blamed it on a road detour, I don't think he knew where he was going.

Russia has many problems such as corruption, the extreme gulf between rich and poor, and an inefficient tax system. Most business payments are made by barter, and many bills go unpaid, making it difficult for companies to finance their operations properly. But the potential for growth here is enormous, and I believe that Russia can overcome its political, economic and social problems. Many stocks are selling at a fraction of book value and are priced at less than five times earnings. And the strength of the Russian people is legendary. In 1941, they withstood the full onslaught of the Nazi blitzkrieg and stopped the German panzers outside of Moscow. During the siege of Leningrad, they fought the Germans bravely for 900 days. And this summer, neither violence nor corruption seemed to mar the presidential elections. In my opinion, this is a positive sign for the future of the country and encouraging for prospects of the Fund.*

Sincerely,



/s/ J. Mark Mobius, Ph.D.
---------------------------
J. Mark Mobius, Ph.D.
President
Templeton Russia Fund, Inc.

* The letter reflects the strategies employed for the Fund during the past six months and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise.

TEMPLETON RUSSIA FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                    SIX MONTHS          JUNE 15, 1995
                                                                                      ENDED             (COMMENCEMENT
                                                                                SEPTEMBER 30, 1996    OF OPERATIONS) TO
                                                                                   (UNAUDITED)         MARCH 31, 1996
                                                                                ------------------    ----------------
Net asset value, beginning of period                                                 $  11.30             $   14.10
                                                                                     --------               -------
Income from investment operations:
   Net investment income (loss)                                                          (.04)                  .15
   Net realized and unrealized gain (loss)                                               7.84                 (2.78)
                                                                                     --------               -------
Total from investment operations                                                         7.80                 (2.63)
Underwriting expenses deducted from capital                                                --                  (.10)
Distributions to shareholders from net investment income                                 (.09)                 (.07)
                                                                                     --------               -------
Change in net asset value                                                                7.71                 (2.80)
                                                                                     --------               -------
Net asset value, end of period                                                       $  19.01             $   11.30
                                                                                     ========               =======
TOTAL RETURN*
Based on market value per share                                                        51.21%               (8.73)%
Based on net asset value per share                                                     69.07%              (19.47)%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                                                      $100,889             $  59,942
Ratio of expenses inclusive of fee waiver, to average net assets                        2.19%**               2.00%**
Ratio of net investment income (loss) to average net assets                            (.41)%**               1.54%**
Portfolio turnover rate                                                                 7.41%                  .50%
Average commission rate paid (per share)                                             $  .0001
   * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON RUSSIA FUND, INC.
Investment Portfolio, September 30, 1996 (unaudited)

--------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                            COUNTRY      SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 72.9%
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & MILITARY TECHNICAL SYSTEMS: 0.1%
                        *   Perm Motor                                               Rus.         690,000   $     11,316
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 0.8%
                        *   Kamaz                                                    Rus.         613,200        855,414
------------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 19.0%
                        *   Chernogorneft                                            Rus.         530,000      3,630,500
                        *   Komineft                                                 Rus.       1,547,047      2,204,542
                            Lukoil-Holdings                                          Rus.         789,000      7,235,130
                        *   Orenburgneft                                             Rus.         315,185        561,029
                        *   Purneftegaz                                              Rus.       1,617,365      3,267,077
                        *   Samotlorneft                                             Rus.         168,945        211,181
                        *   Tomskneft                                                Rus.         521,895      2,087,580
                                                                                                            ------------
                                                                                                              19,197,039
------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 0.1%
                        *   Red October                                              Rus.           1,000         13,750
------------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING: 0.1%
                        *   Uralmash                                                 Rus.          23,000         74,750
------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 4.3%
                            GUM Trade House                                          Rus.         227,012      4,324,579
------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 4.0%
                        *   Krasnoyarsk Aluminum Plant                               Rus.         205,232      2,154,936
                        *   Norilsk Nickel                                           Rus.         300,000      1,875,000
                                                                                                            ------------
                                                                                                               4,029,936
------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 0.1%
                            Novolipetsk Ferrons Metal Factory                        Rus.           2,000         72,000
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 13.1%
                            Rostelekom                                               Rus.       4,607,500     11,058,000
                        *   Saint Petersburg City Telephone Network                  Rus.          98,235      2,146,435
                                                                                                            ------------
                                                                                                              13,204,435
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 1.2%
                        *   Murmansk Sea Shipping                                    Rus.          12,000        252,000
                        *   Primorsk Shipping                                        Rus.         452,000        994,400
                                                                                                            ------------
                                                                                                               1,246,400
------------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS: 30.1%
                        *   Irkutskenergo                                            Rus.      77,400,000      7,740,000
                        *   Lenenergo                                                Rus.       1,094,400        415,872

TEMPLETON RUSSIA FUND, INC.
Investment Portfolio, September 30, 1996 (unaudited) (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                            COUNTRY      SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS (cont.)
                        *   Mosenergo                                                Rus.     15,098,000    $ 13,497,612
                        *   Unified Energy System                                    Rus.    118,891,150       8,797,945
                                                                                                            ------------
                                                                                                              30,451,429
                                                                                                            ------------
TOTAL COMMON STOCKS (cost $51,216,811)                                                                        73,481,048
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 2.7%
------------------------------------------------------------------------------------------------------------------------
                        *   Lukoil Holdings., pfd.                                   Rus.        175,000       1,006,250
                        *   Rostelekom, pfd.                                         Rus.      1,170,000       1,725,750
------------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (cost $729,683)                                                                         2,732,000
------------------------------------------------------------------------------------------------------------------------

                                                                                              PRINCIPAL IN
                                                                                            LOCAL CURRENCY**
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 4.0% (cost $4,072,000)
------------------------------------------------------------------------------------------------------------------------
                            Lehman Securities Inc., 5.70%, 10/01/96
                            (Maturity Value $4,072,645)
                            U.S. Treasury Bond, 11.75%, 2/15/01                     U.S.        3,420,000+     4,072,000
------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 21.7%
------------------------------------------------------------------------------------------------------------------------
                            Deutsche Bank Inc., 5.28%, 10/02/96                     U.S.         1,500,000     1,500,000
                            Federal Farm Credit Bank, 5.15% to 5.35%
                            with maturities to 10/15/96                             U.S.         3,905,000     3,900,280
                            Federal Home Loan Bank, 5.23% to 5.26%
                            with maturities to 10/23/96                             U.S.         3,760,000     3,751,118
                            Federal Home Loan Mortgage Corp., 5.22% to 5.28%
                            with maturities to 10/18/96                             U.S.         6,120,000     6,107,733
                            Federal National Mortgage Assn., 5.23% to 5.30%
                            with maturities to 10/28/96                             U.S.         6,680,000     6,663,389
                                                                                                            ------------
SHORT TERM OBLIGATIONS (cost $21,922,550)                                                                     21,922,520
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 101.3% (cost $77,941,044)                                                                 102,207,568
OTHER ASSETS, LESS LIABILITIES: (1.3%)                                                                        (1,318,453)
                                                                                                            ------------
TOTAL NET ASSETS: 100.0%                                                                                    $100,889,115
                                                                                                            ============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRY INDICATED.
 + PRINCIPAL AMOUNT FOR THE REPURCHASE AGREEMENT IS FOR THE UNDERLYING
COLLATERAL.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON RUSSIA FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (unaudited)

Assets:
   Investments in securities at value
      (identified cost $77,941,044)          $102,207,568
   Cash                                               481
   Interest receivable                              1,965
   Unamortized organization costs                  80,008
                                             ------------
         Total assets                         102,290,022
                                             ------------
Liabilities:
   Payable for investment securities
     purchased                                  1,054,081
   Accrued expenses                               346,826
                                             ------------
         Total liabilities                      1,400,907
                                             ------------
Net assets, at value                         $100,889,115
                                             ============
Net assets consist of:
   Undistributed net investment loss         $   (209,315)
   Net unrealized appreciation                 24,266,524
   Accumulated net realized gain                2,457,290
   Net capital paid in on shares of
     capital stock                             74,374,616
                                             ------------
Net assets, at value                         $100,889,115
                                             ============
Shares outstanding (Note 3)                     5,306,623
                                             ============
Net asset value per share
  ($100,889,115 / 5,306,623)                 $      19.01
                                             ============

STATEMENT OF OPERATIONS
For the six months ended
September 30, 1996 (unaudited)

Investment Income:
   (net of $16,682 foreign
   taxes withheld)
   Dividends                      $   141,801
   Interest                           673,966
                                  -----------
Expenses:                                       $   815,767
   Management fees (Note 4)           449,781
   Administrative fees (Note 4)       116,417
   Transfer agent fees                  5,781
   Custodian fees                     340,243
   Reports to shareholders             11,721
   Audit fees                          28,175
   Legal fees (Note 4)                 23,373
   Registration and filing fees         7,808
   Directors' fees and expenses         6,905
   Amortization of
      organization costs               10,773
   Other                                4,258
                                  -----------
      Total expenses                              1,005,235
                                                -----------
         Net investment loss                       (189,468)
Realized and unrealized gain:
   Net realized gain on
      investments                   2,458,057
   Net unrealized appreciation
      on investments               39,084,788
                                  -----------
      Net realized and
         unrealized gain                         41,542,845
                                                -----------
Net increase in net assets
  resulting from operations                     $41,353,377
                                                ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON RUSSIA FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS          JUNE 15, 1995
                                                                                      ENDED             (COMMENCEMENT
                                                                                SEPTEMBER 30, 1996    OF OPERATIONS) TO
                                                                                   (UNAUDITED)         MARCH 31, 1996
                                                                                ------------------    -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss)                                                 $   (189,468)        $     801,705
      Net realized gain (loss) on investments                                         2,458,057                  (767)
      Net unrealized appreciation (depreciation)                                     39,084,788           (14,818,264)
                                                                                   ------------          ------------
         Net increase (decrease) in net assets resulting from operations             41,353,377           (14,017,326)
   Distributions to shareholders from net investment income                            (477,241)             (344,311)
   Capital share transactions (Note 3)                                                   70,654            74,203,951
                                                                                   ------------          ------------
            Net increase in net assets                                               40,946,790            59,842,314
Net assets:
   Beginning of period                                                               59,942,325               100,011
                                                                                   ------------          ------------
   End of period                                                                   $100,889,115         $  59,942,325
                                                                                   ============          ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund) is a Maryland corporation and a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve its objectives by investing in equity securities of Russia or Russian related companies. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

F. REPURCHASE AGREEMENTS:

The Fund through its custodian, receives delivery of the underlying securities, whose market is required to be at least 102% of the resale price at the time of purchase. The Fund's investment advisor, TAML, is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

G. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.
2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain endemic risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.
3. TRANSACTIONS IN SHARES OF CAPITAL STOCK

On June 15, 1995, the Fund completed its initial public offering of 4.6 million shares of its common stock. Proceeds paid to the Fund amount to $64,400,000 after deduction of underwriting commissions as well as offering expenses of $460,000. On July 7, 1995, the Fund completed a subsequent offering of 690,000 shares of its common stock resulting in additional proceeds of $9,729,000.

At September 30, 1996, there were 100,000,000 shares of capital stock authorized ($.01 par value).

During the period ended September 30, 1996, and for the year ended March 31, 1996, 3,945 shares were issued for $70,654 and 5,585 shares were issued for $74,951 from reinvested distributions, respectively.
4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Limited (TAML) and Templeton Global Investors, Inc. (TGII), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML equal, on an annual basis, to 1.25% of the average weekly net assets of the Fund. The Fund pays TGII monthly fees of 0.25% per annum of the Fund's average weekly net assets of which 0.20% is paid to Princeton Administrators L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services. TAML has agreed to reduce its fees by one half during the fiscal quarter following the fiscal period ending September 30, 1995 and any of the succeeding eight full fiscal quarters in which the average closing price of the Fund's shares on the New York Stock Exchange is less than the $15 initial offering price. Such reduction in fees amounted to $122,959 for the period ended September 30, 1996.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received $23,373 for the six months ended September 30, 1996.
5. PURCHASES AND SALES OF SECURITIES

Purchases and Sales of securities (excluding short-term securities) for the period ended September 30, 1996 were $4,885,039 and $5,088,022, respectively. The cost of securities for federal income tax purposes is the same as that shown in the Investment Portfolio. Realized gains and losses are reported on an identified cost basis.

At September 30, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                               $31,810,785
           Unrealized depreciation                                                                (7,544,261)
                                                                                                 -----------
           Net unrealized appreciation                                                           $24,266,524
                                                                                                 ===========

TEMPLETON RUSSIA FUND, INC.
Annual Meeting of Shareholders, July 24, 1996

--------------------------------------------------------------------------------

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida, on July 24, 1996. The purpose of the meeting was to elect eleven directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ended March 31, 1997 and in their discretion, to authorize the proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, Martin L. Flanagan, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr., Charles B. Johnson, Betty
P. Krahmer, Gordon S. Macklin and Fred R. Millsaps. The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending March 31, 1997. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. ELECTION OF ELEVEN (11) DIRECTORS FOR THE TERMS SET FORTH BELOW:

                                             % OF                          % OF
                                          OUTSTANDING                   OUTSTANDING
TERMS EXPIRING 1999:          FOR           SHARES         AGAINST        SHARES
--------------------       --------       -----------      -------      -----------
Harris J. Ashton           3,454,208         65.14%         2,273           0.04%
Nicholas F. Brady          3,427,730         64.64%        28,751           0.54%
S. Joseph Fortunato        3,454,593         65.11%         3,888           0.07%
TERMS EXPIRING 1998:
--------------------
Martin L. Flanagan         3,452,347         65.11%         4,134           0.08%
John Wm. Galbraith         3,440,560         64.88%        15,921           0.30%
Andrew H. Hines, Jr.       3,452,142         65.10%         4,339           0.08%
Charles B. Johnson         3,452,703         65.11%         3,778           0.07%
TERMS EXPIRING 1997:
--------------------
Harmon E. Burns            3,443,557         64.94%        12,924           0.24%
Betty P. Krahmer           3,453,403         65.13%         3,078           0.06%
Gordon S. Macklin          3,453,503         65.13%         2,978           0.06%
Fred R. Millsaps           3,441,852         64.91%        14,629           0.28%

2. RATIFICATION OF THE SELECTION OF MCGLADREY & PULLEN, LLP, AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 1997:

                                             % OF                          % OF                          % OF
                                          OUTSTANDING                   OUTSTANDING                   OUTSTANDING
                              FOR           SHARES         AGAINST        SHARES         ABSTAIN        SHARES
                           --------       -----------      -------      -----------      -------      -----------
                           3,437,794         64.83%         2,082           0.04%        16,606           0.31%

TEMPLETON RUSSIA FUND, INC.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan ( the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact Chemical Mellon Securities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pittsburgh, PA 15230, to receive the Plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Chemical Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participants may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued and in the participant's name for all full shares; or, if the participant's wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charges by Mellon upon any cash withdrawal or termination. --Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

TEMPLETON RUSSIA FUND, INC.

--------------------------------------------------------------------------------

TRANSFER AGENT

Chemical Mellon Shareholder Services
Securities Transfer Services
450 West 33rd Street, 15th Floor
New York, NY 10001
800-526-0801

SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Russia Fund, Inc. shares is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds". Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "TempltnTRF". The Fund's New York Stock Exchange trading symbol is TRF.

For current information about the net asset value, call 1-800-292-9293.

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Russia Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

                                     NOTES

LITERATURE REQUEST
--------------------------------------------------------------------------------

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

Global Growth

Franklin Global Health
 Care Fund

Franklin Templeton
 Japan Fund

Templeton Developing
 Markets Trust

Templeton Foreign Fund

Templeton Foreign Smaller
 Companies Fund

Templeton Global
 Infrastructure Fund

Templeton Global
 Opportunities Trust

Templeton Global
 Real Estate Fund

Templeton Global Smaller
 Companies Fund

Templeton Greater
 European Fund

Templeton Growth Fund

Templeton Latin America
 Fund

Templeton Pacific
 Growth Fund

Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund

Franklin Templeton German
 Government Bond Fund

Franklin Templeton
 Global Currency Fund

Mutual European Fund

Templeton Global Bond Fund

Templeton Growth and
 Income Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund

Franklin Templeton Hard
 Currency Fund

Franklin Templeton High
 Income Currency Fund

Templeton Americas
 Government Securities Fund

GROWTH

Franklin Blue Chip Fund

Franklin California Growth Fund

Franklin DynaTech Fund

Franklin Equity Fund

Franklin Gold Fund

Franklin Growth Fund

Franklin MidCap Growth Fund

Franklin Small Cap Growth Fund

Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund

Franklin Balance Sheet
 Investment Fund

Franklin Convertible
 Securities Fund

Franklin Equity Income Fund

Franklin Income Fund

Franklin MicroCap Value Fund

Franklin Natural Resources Fund

Franklin Real Estate
 Securities Fund

Franklin Rising Dividends Fund

Franklin Strategic Income Fund

Franklin Utilities Fund

Franklin Value Fund

Mutual Beacon Fund

Mutual Qualified Fund

Mutual Shares Fund

Templeton American Trust, Inc.

INCOME

Franklin Adjustable Rate
 Securities Fund

Franklin Adjustable U.S.
 Government Securities Fund

Franklin's AGE High
 Income Fund

Franklin Investment Grade
 Income Fund

Franklin Short-Intermediate U.S.
 Government Securities Fund

Franklin U.S. Government
 Securities Fund

Franklin Money Fund

Franklin Federal Money Fund

FOR NON-U.S. INVESTORS:

Franklin Tax-Advantaged
 High Yield Securities Fund

Franklin Tax-Advantaged
 International Bond Fund

Franklin Tax-Advantaged
 Government Securities Fund

FOR CORPORATIONS:

Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
 TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund

Federal Tax-Free Income Fund

High Yield Tax-Free
 Income Fund

Insured Tax-Free Income Fund

Puerto Rico Tax-Free
 Income Fund

Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama

Arizona*

Arkansas**

California*

Colorado

Connecticut

Florida*

Georgia

Hawaii**

Indiana

Kentucky

Louisiana

Maryland

Massachusetts***

Michigan*

Minnesota***

Missouri

New Jersey

New York*

North Carolina

Ohio***

Oregon

Pennsylvania

Tennessee**

Texas

Virginia

Washington**

VARIABLE ANNUITIES

Franklin Valuemark(R)

Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.
                                                                        11/96.1

[Graphic]

TEMPLETON
RUSSIA
FUND, INC.

SEMI-ANNUAL REPORT
SEPTEMBER 30, 1996

TEMPLETON RUSSIA FUND, INC.

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.




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